Exhibit 32

Periodic Report Certification
Of the Chief Executive Officer and Chief Financial Officer

I, Craig A. Hutchison, Chief Executive Officer of Perry Judd’s Holdings, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                      the accompanying Quarterly Report of the Company on Form 10-Q for the quarterly period ending June 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	By /s/ Craig A. Hutchison
President and Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Perry Judd’s Holdings, Inc. and will be retained by Perry Judd’s Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, Verne F. Schmidt, Chief Financial Officer of Perry Judd’s Holdings, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(3)                      the accompanying Quarterly Report of the Company on Form 10-Q for the quarterly period ending June 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(4)                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	By /s/ Verne F. Schmidt
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Perry Judd’s Holdings, Inc. and will be retained by Perry Judd’s Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.